E Fund China A Enhanced Equity Fund

E Fund RQFII China Total Return Bond Fund

PROSPECTUS

September 2, 2015

(as amended December 29, 2015)

E Fund China A Enhanced Equity Fund

Class A Class C Class I	EFAAX EFACX EFAIX

E Fund RQFII China Total Return Bond Fund

Class A Class C Class I	EFBAX EFBCX EFBIX

1-888-292-8490

This Prospectus provides important information about the E Fund China A Enhanced Equity Fund and the
E Fund RQFII China Total Return Bond Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY: E FUND CHINA A ENHANCED EQUITY FUND

Investment Objective: The Fund seeks to provide capital growth and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Purchase Shares in the Fund’s Prospectus and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%
Distribution (12b-1) and Service Fees	0.25%	1.00%	None
Other Expenses(1)	1.20%	1.20%	1.20%
Total Annual Fund Operating Expenses	2.55%	3.30%	2.30%
Less Fee Waiver and Expense Reimbursement(2)	(0.70)%	(0.70)%	(0.70)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.85%	2.60%	1.60%
(1)	Based on estimated amounts for the current fiscal year.
(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least November 28, 2016 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.85%, 2.60% and 1.60% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years
Class A	$752	$1,260
Class C	$363	$950
Class I	$163	$651

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund has not completed its first fiscal year as of the date of this Prospectus.

Principal Investment Strategies: The Fund normally invests at least 80% of its assets in China A-shares, which are equity securities of issuers located in the People’s Republic of China that trade in renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. An issuer considered to be located in China is any issuer: that is organized under the laws of, or has a principal office in China; the principal securities market for which is China; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China; or at least 50% of the assets of which are located in China. The Fund’s investment in shares of other investment companies, including exchange-traded funds (“ETFs”), will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to China A-shares.

Subject to minor exceptions, under current Chinese regulations, foreign investors can invest in China A-shares and other Chinese domestic securities (collectively, “RMB Securities”) only through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators. The Fund’s sub-adviser has obtained such a license, and has received an initial quota for use by the investment products it manages, including the Fund. Chinese regulations also require that RMB Securities be maintained with a custodian in China. The Fund may also invest in China A-shares through the Shanghai-Hong Kong Stock Connect program.

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The Fund uses a stock selection and fundamental weighting approach with the goal of generating excess returns (net of fees and expenses) over the MSCI China A International Index (the “Index”), while seeking to track the risk of the Index. The Index is designed to measure equity market performance of A-shares. As of June 30, 2015, the Index included 580 companies with a market capitalization range of approximately $474 million to $49.5 billion. The Fund may allocate assets to China A-shares that are not included in the Index, and may invest in securities of any market capitalization. However, because the average market capitalization size of Chinese companies is smaller than the average market capitalization size of U.S. companies, the Fund is expected to generally invest in small and medium capitalization companies as measured based on U.S. capitalization standards.

The Fund’s stock selection strategy incorporates quantitative, fundamental and technical analysis to identify different dimensions that influence a stock’s valuation. By employing these techniques, the Fund seeks to identify investments that are underpriced in order to continuously seek excess returns. Implementation of the stock selection strategy includes prediction and optimization. At the initial prediction phase, multifactor models are built for predicting excess returns of stocks according to modern portfolio theory. Based upon the strategy’s prediction of excess returns, an optimized investment portfolio is constructed, taking into account factors such as portfolio risk level, trading costs and impact, liquidity and investment constraints. Through this two-step prediction and optimization process, the Fund seeks to generate sustainable excess returns while managing downside risk by controlling market exposure, deviations of industry and individual stock holdings relative to the Index.

The Fund may invest up to 20% of its assets in: (i) B-shares of other companies listed on the Shanghai or Shenzhen Stock Exchanges; (ii) H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange; (iii) shares of “Red Chip” companies with controlling Chinese shareholders that are incorporated outside of mainland China and listed on the Hong Kong Stock Exchange; (iv) shares of China-related companies listed on the Hong Kong Stock Exchange; and (v) cash or cash equivalent securities.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•	Risk of Investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including: (i) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; (ii) currency devaluations and other currency exchange rate fluctuations or blockage; (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) limitations on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by any potential regional territorial conflicts or natural disasters; (x) the risk of increased trade tariffs, embargoes and other trade limitations; and (xi) custody risks.

The Chinese securities markets are characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Because the Chinese government exercises significant control over China’s economic growth, the Chinese securities markets may be particularly subject to change based on governmental policy, which could adversely affect the value, liquidity and volatility of the Fund’s investments. The laws, regulations, government policies and political and economic climate in China may change with little or no advance notice. Additionally, the securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size and experience less liquidity and greater volatility than markets in the United States and some other countries. Securities trading in China may be subject to trading halts with little or no information regarding the reason for the trading halt. Trading halts may affect the liquidity of the Fund’s holdings in Chinese securities, and may require such securities to be fair valued.

•	Special Risk Considerations Relating to the Fund’s Investment in RMB Securities:
o	Availability of RMB Securities. Subject to minor exceptions, under current Chinese regulations, foreign investors can invest in RMB Securities only through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators. The Fund’s sub-adviser is licensed as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) and has received an initial quota for use by the investment products it manages, including the Fund. The sub-adviser may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”). The ability of the Fund to achieve its investment objective is dependent on the continuous availability of RMB Securities and the sub-adviser’s ability to obtain sufficient QFII/RQFII quota on behalf of the Fund to invest in such securities. The QFII and RQFII programs are an exception to Chinese laws restricting foreign investment in RMB Securities. The RQFII rules were only recently announced and are novel. Chinese regulators may alter or eliminate the QFII and RQFII programs at any time. Should the securities quota obtained for the Fund be or become inadequate to meet its investment needs, or if the sub-adviser is unable to maintain its RQFII or QFII status, the Fund is expected to be adversely affected. In addition, the Fund’s securities quota may be reduced or revoked by the Chinese regulators if, among other things, the Fund fails to use its quota within a limited period of time or the sub-adviser fails to observe applicable Chinese regulations. Under such circumstances, the Fund could be required to dispose of its holdings in RMB Securities at an inopportune time. In extreme circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades.
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o	Custody Risk. In accordance with Chinese regulations and the terms of the RQFII or QFII license, RMB Securities are held in the joint names of the Fund and sub-adviser with a Chinese sub-custodian. The sub-custodian maintains the Fund’s investments in RMB Securities in China to ensure their compliance with applicable Chinese rules and regulations. While the sub-adviser may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of the sub-adviser may assert that the RMB Securities are owned by the sub-adviser and that regulatory actions taken against the sub-adviser by Chinese government authorities may affect the Fund.
o	Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in RMB Securities could result in unexpected tax liabilities for the Fund. There is at present no direct authority on the application of these taxes to an RQFII. China’s rules for taxation of RQFIIs are evolving and tax regulations to clarify the subject matter may apply retrospectively, even if such regulations are adverse to the Fund and its shareholders. If China begins applying tax rules regarding the taxation of income from RMB Securities to RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on the Fund’s return could be substantial. In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in RMB Securities and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. The Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements, which may further cause these investments to be less efficient than a direct investment.
o	RMB Currency Risk. Foreign (non-U.S.) currencies, such as the RMB, may decline in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies. In addition, economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls, which may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, limit the Fund’s ability to pay redemptions, and/or cause the Fund to decline in value. Although the RMB is not freely convertible, repatriations by RQFIIs are permitted daily and Chinese authorities have indicated their plans to move to a freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future. The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing RMB Securities, which may result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag, hindering the Fund’s performance. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact the Fund’s returns.
o	Investing through the Shanghai-Hong Kong Stock Connect Program. The Fund may invest in eligible China A-shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”), a securities trading and clearing program. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to trading through Stock Connect. However, daily and aggregate investment quotas apply to all Stock Connect participants, and an investor may not purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the Shanghai and Hong Kong Stock Exchanges are open. Additionally, the Fund’s investment in China A-shares through Stock Connect is generally subject to Chinese securities regulations and exchange listing rules, among other restrictions. For these reasons, the Fund may be restricted in its ability to invest in China A-shares through Stock Connect. Stock Connect is in its initial stages, and there can be no assurance as to whether or how any future developments may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of Chinese laws and regulations, and the rules, policies or guidelines published or applied by relevant regulators and exchanges with respect to the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
•	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
•	Emerging Markets Risk. The risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.
•	Geographic Concentration Risk. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds.
•	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
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•	Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Small-Cap and Mid-Cap Risk. The risk that the value of securities issued by small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
•	Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•	Price Volatility Risk. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

•	Management Risk. The risk that investment strategies employed by the adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

•	Limited History of Operations. The Fund has a limited history of operation.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-888-292-8490.

Investment Adviser: Anfield Capital Management, LLC (“Anfield” or the “Adviser”) serves as investment adviser to the Fund.

Sub-Adviser: E Fund Management (Hong Kong) Co., Limited (“E Fund” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Manager: The Fund is managed by Qiang (David) Zhang, Chief Investment Officer and Deputy CEO of the Sub-Adviser, and Shan Luo, Vice General Manager of Department of Quantitative Investment and Portfolio Manager. Messrs. Zhang and Luo have managed the Fund since its inception.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-888-292-8490, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$500
C	$2,500	$500
I	$100,000	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: E FUND RQFII CHINA TOTAL RETURN BOND FUND

Investment Objective: The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Purchase Shares in the Fund’s Prospectus and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) and Service Fees	0.25%	1.00%	None
Other Expenses(1)	1.20%	1.20%	1.20%
Total Annual Fund Operating Expenses	2.20%	2.95%	1.95%
Less Fee Waiver and Expense Reimbursement(2)	(0.70)%	(0.70)%	(0.70)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.50%	2.25%	1.25%

(1)	Based on estimated amounts for the current fiscal year.
(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least November 28, 2016 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years
Class A	$719	$1,160
Class C	$328	$847
Class I	$127	$544

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund has not completed its first fiscal year as of the date of this Prospectus.

Principal Investment Strategies: The Fund normally invests at least 80% of its assets in renminbi (“RMB”)-denominated, U.S. dollar-denominated and settled fixed income securities of issuers located in the People’s Republic of China. An issuer considered to be located in China is any issuer: that is organized under the laws of, or has a principal office in China; the principal securities market for which is China; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China; or at least 50% of the assets of which are located in China. The Fund’s investment in shares of other investment companies, including exchange-traded funds (“ETFs”), will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to fixed income securities.

The Fund invests primarily in a diversified portfolio of fixed income securities issued in China by public- or private-sector entities of any maturity or quality, including securities rated below investment grade (often referred to as “high yield” or “junk” bonds). Subject to minor exceptions, under current Chinese regulations, foreign investors can invest in Chinese fixed income securities and other Chinese domestic securities (collectively, “RMB Securities”) only through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators. The Fund’s sub-adviser has obtained such a license, and has received an initial quota for use by the investment products it manages, including the Fund. Chinese regulations also require that RMB Securities be maintained with a custodian in China.

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The Fund may invest up to 20% of its assets in: (i) Chinese equity securities, including China A-shares, which are equity securities of companies based in mainland China that trade in RMB on the Shanghai or Shenzhen Stock Exchanges, B-shares of other companies listed on the Shanghai or Shenzhen Stock Exchanges, H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, shares of “Red Chip” companies with controlling Chinese shareholders that are incorporated outside of mainland China and listed on the Hong Kong Stock Exchange, and shares of China-related companies listed on the Hong Kong Stock Exchange; and (ii) cash or cash equivalent securities. To the extent the Fund invests in China A-shares, the Fund may do so through the Shanghai-Hong Kong Stock Connect program.

The Fund combines top-down and bottom-up research to actively allocate its assets. Assets are allocated with the goal of generating excess returns (net of fees and expenses) over the 1-month USD Libor plus 3% (“the performance benchmark”), while moderating downside risk by controlling market exposure, deviations of industry and individual holdings relative to the performance benchmark.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•	Risk of Investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including: (i) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; (ii) currency devaluations and other currency exchange rate fluctuations or blockage; (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) limitations on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by any potential regional territorial conflicts or natural disasters; (x) the risk of increased trade tariffs, embargoes and other trade limitations; and (xi) custody risks.

The Chinese securities markets are characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Because the Chinese government exercises significant control over China’s economic growth, the Chinese securities markets may be particularly subject to change based on governmental policy, which could adversely affect the value, liquidity and volatility of the Fund’s investments. The laws, regulations, government policies and political and economic climate in China may change with little or no advance notice. Additionally, the securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size and experience less liquidity and greater volatility than markets in the United States and some other countries. Securities trading in China may be subject to trading halts with little or no information regarding the reason for the trading halt. Trading halts may affect the liquidity of the Fund’s holdings in Chinese securities, and may require such securities to be fair valued.

•	Special Risk Considerations Relating to the Fund’s Investment in RMB Securities:
o	Availability of RMB Securities. Subject to minor exceptions, under current Chinese regulations, foreign investors can invest in RMB Securities only through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators. The Fund’s sub-adviser is licensed as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) and has received an initial quota for use by the investment products it manages, including the Fund. The sub-adviser may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”). The ability of the Fund to achieve its investment objective is dependent on the continuous availability of RMB Securities and the sub-adviser’s ability to obtain sufficient QFII/RQFII quota on behalf of the Fund to invest in such securities. The QFII and RQFII programs are an exception to Chinese laws restricting foreign investment in RMB Securities. The RQFII rules were only recently announced and are novel. Chinese regulators may alter or eliminate the QFII and RQFII programs at any time. Should the securities quota obtained for the Fund be or become inadequate to meet its investment needs, or if the sub-adviser is unable to maintain its RQFII or QFII status, the Fund is expected to be adversely affected. In addition, the Fund’s securities quota may be reduced or revoked by the Chinese regulators if, among other things, the Fund fails to use its quota within a limited period of time or the sub-adviser fails to observe applicable Chinese regulations. Under such circumstances, the Fund could be required to dispose of its holdings in RMB Securities at an inopportune time. In extreme circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades.
o	Chinese Credit Rating Risk. The fixed income RMB Securities held by the Fund will be rated by Chinese ratings agencies (and not by U.S. entities, such as nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies.
o	Custody Risk. In accordance with Chinese regulations and the terms of the RQFII or QFII license, RMB Securities are held in the joint names of the Fund and sub-adviser with a Chinese sub-custodian. The sub-custodian maintains the Fund’s investments in RMB Securities in China to ensure their compliance with applicable Chinese rules and regulations. While the sub-adviser may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of the sub-adviser may assert that the RMB Securities are owned by the sub-adviser and that regulatory actions taken against the sub-adviser by Chinese government authorities may affect the Fund.
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o	Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in RMB Securities could result in unexpected tax liabilities for the Fund. There is at present no direct authority on the application of these taxes to an RQFII. China’s rules for taxation of RQFIIs are evolving and tax regulations to clarify the subject matter may apply retrospectively, even if such regulations are adverse to the Fund and its shareholders. If China begins applying tax rules regarding the taxation of income from RMB Securities to RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on the Fund’s return could be substantial. In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in RMB Securities and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. The Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements, which may further cause these investments to be less efficient than a direct investment.
o	RMB Currency Risk. Foreign (non-U.S.) currencies, such as the RMB, may decline in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies. In addition, economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls, which may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, limit the Fund’s ability to pay redemptions, and/or cause the Fund to decline in value. Although the RMB is not freely convertible, repatriations by RQFIIs are permitted daily and Chinese authorities have indicated their plans to move to a freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future. The Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing RMB Securities, which may result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag, hindering the Fund’s performance. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact the Fund’s returns.
o	Investing through the Shanghai-Hong Kong Stock Connect Program. The Fund may invest in eligible China A-shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”), a securities trading and clearing program. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to trading through Stock Connect. However, daily and aggregate investment quotas apply to all Stock Connect participants, and an investor may not purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the Shanghai and Hong Kong Stock Exchanges are open. Additionally, the Fund’s investment in China A-shares through Stock Connect is generally subject to Chinese securities regulations and exchange listing rules, among other restrictions. For these reasons, the Fund may be restricted in its ability to invest in China A-shares through Stock Connect. Stock Connect is in its initial stages, and there can be no assurance as to whether or how any future developments may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of Chinese laws and regulations, and the rules, policies or guidelines published or applied by relevant regulators and exchanges with respect to the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
•	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
•	Emerging Markets Risk. The risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.
•	Geographic Concentration Risk. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds.
•	Fixed Income Securities Risk. When the Fund invests directly or indirectly in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
•	High-Yield Securities (“Junk Bonds”) Risk. Fixed income securities that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such high-yield securities (commonly known as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income securities.
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•	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•	Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Small-Cap and Mid-Cap Risk. The risk that the value of securities issued by small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
•	Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Price Volatility Risk. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.
•	Management Risk. The risk that investment strategies employed by the adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
•	Limited History of Operations. The Fund has a limited history of operation.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-888-292-8490.

Investment Adviser: Anfield Capital Management, LLC (“Anfield” or the “Adviser”) serves as investment adviser to the Fund.

Sub-Adviser: E Fund Management (Hong Kong) Co., Limited (“E Fund” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers: The Fund is managed by Qiang (David) Zhang, Chief Investment Officer and Deputy CEO of the Sub-Adviser; Jeffrey Qi, Portfolio Manager; and Sabrina Wang Xiaochen, Portfolio Manager. Messrs. Zhang and Qi and Ms. Xiaochen have managed the Fund since its inception.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-888-292-8490, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$500
C	$2,500	$500
I	$100,000	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objectives, principal investment strategies and certain risks of investing in the E Fund China A Enhanced Equity Fund (the “Stock Fund”) and the E Fund RQFII China Total Return Bond Fund (the “Bond Fund” and, together with the Stock Fund, the “Funds”). This section also provides information regarding the Funds’ disclosure of portfolio holdings.

E Fund China A Enhanced Equity Fund

Investment Objective: The Stock Fund seeks to provide capital growth and income. The Stock Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies: The Stock Fund normally invests at least 80% of its assets in China A-shares, which are equity securities of issuers located in the People’s Republic of China that trade in renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. An issuer considered to be located in China is any issuer: that is organized under the laws of, or has a principal office in China; the principal securities market for which is China; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China; or at least 50% of the assets of which are located in China. The Stock Fund’s investment in shares of other investment companies, including ETFs, will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to China A-shares.

Subject to minor exceptions, under current Chinese regulations, foreign investors can invest in China A-shares and other Chinese domestic securities (collectively, “RMB Securities”) only through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators. The Sub-Adviser has obtained such a license, and has received an initial quota for use by the investment products it manages, including the Stock Fund. Chinese regulations also require that RMB Securities be maintained with a custodian in China. The Stock Fund may also invest in China A-shares through the Shanghai-Hong Kong Stock Connect program.

The Stock Fund uses a stock selection and fundamental weighting approach with the goal of generating excess returns (net of fees and expenses) over the MSCI China A International Index (the “Index”), while seeking to track the risk of the Index. The Index is designed to measure equity market performance of A-shares. As of June 30, 2015, the Index included 580 companies with a market capitalization range of approximately $474 million to $49.5 billion. The Stock Fund may allocate assets to China A-shares that are not included in the Index, and may invest in securities of any market capitalization. However, because the average market capitalization size of Chinese companies is smaller than the average market capitalization size of U.S. companies, the Stock Fund is expected to generally invest in small and medium capitalization companies as measured based on U.S. capitalization standards.

The Stock Fund’s stock selection strategy incorporates quantitative, fundamental and technical analysis to identify different dimensions that influence a stock’s valuation. By employing these techniques, the Stock Fund seeks to identify investments that are underpriced in order to continuously seek excess returns. Implementation of the stock selection strategy includes prediction and optimization. At the initial prediction phase, multifactor models are built for predicting excess returns of stocks according to modern portfolio theory. Sources of information for building these models generally include the following factors:

  Fundamental factors: valuation, earnings and growth;
  Technical factors: price momentum, volume and turnover;
  Analyst factors: analyst attention, consensus and changes in analysts’ expectations; and
  Quality factors: capital investment and profit from sales

Based upon the strategy’s prediction of excess returns, an optimized investment portfolio is constructed, taking into account factors such as portfolio risk level, trading costs and impact, liquidity and investment constraints. Through this two-step prediction and optimization process, the Stock Fund seeks to generate sustainable excess returns while managing downside risk by controlling market exposure, deviations of industry and individual stock holdings relative to the Index.

The Stock Fund may invest up to 20% of its assets in: (i) B-shares of other companies listed on the Shanghai or Shenzhen Stock Exchanges; (ii) H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange; (iii) shares of “Red Chip” companies with controlling Chinese shareholders that are incorporated outside of mainland China and listed on the Hong Kong Stock Exchange; (iv) shares of China-related companies listed on the Hong Kong Stock Exchange; and (v) cash or cash equivalent securities.

In response to adverse market, economic, political or other conditions, including if the Stock Fund becomes unable to invest in RMB Securities due to a reduction or elimination of the Sub-Adviser’s RMB Securities quota or for other reasons, the Stock Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Stock Fund is in a defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Stock Fund’s investment objective.

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E Fund RQFII China Total Return Bond Fund

Investment Objective: The Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The Bond Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies: The Bond Fund normally invests at least 80% of its assets in renminbi (“RMB”)-denominated, U.S. dollar-denominated and settled fixed income securities of issuers located in the People’s Republic of China. An issuer considered to be located in China is any issuer: that is organized under the laws of, or has a principal office in China; the principal securities market for which is China; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China; or at least 50% of the assets of which are located in China. The Bond Fund’s investment in shares of other investment companies, including ETFs, will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to fixed income securities.

The Bond Fund invests primarily in a diversified portfolio of fixed income securities issued in China by public- or private-sector entities of any maturity or quality, including securities rated below investment grade (often referred to as “high yield” or “junk” bonds). Subject to minor exceptions, under current Chinese regulations, foreign investors can invest in Chinese fixed income securities and other Chinese domestic securities (collectively, “RMB Securities”) only through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators. The Sub-Adviser has obtained such a license, and has received an initial quota for use by the investment products it manages, including the Bond Fund. Chinese regulations also require that RMB Securities be maintained with a custodian in China.

The Bond Fund may invest up to 20% of its assets in: (i) Chinese equity securities, including China A-shares, which are equity securities of companies based in mainland China that trade in RMB on the Shanghai or Shenzhen Stock Exchanges, B-shares of other companies listed on the Shanghai or Shenzhen Stock Exchanges, H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, shares of “Red Chip” companies with controlling Chinese shareholders that are incorporated outside of mainland China and listed on the Hong Kong Stock Exchange, and shares of China-related companies listed on the Hong Kong Stock Exchange; and (ii) cash or cash equivalent securities. To the extent the Bond Fund invests in China A-shares, the Fund may do so through the Shanghai-Hong Kong Stock Connect program.

The Bond Fund combines top-down and bottom-up research to actively allocate its assets. Assets are allocated with the goal of generating excess returns (net of fees and expenses) over the 1-month USD Libor plus 3% (“the performance benchmark”), while moderating downside risk by controlling market exposure, deviations of industry and individual holdings relative to the performance benchmark.

In response to adverse market, economic, political or other conditions, including if the Bond Fund becomes unable to invest in RMB Securities due to a reduction or elimination of the Sub-Adviser’s RMB Securities quota or for other reasons, the Bond Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Bond Fund is in a defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Bond Fund’s investment objective.

Principal Risk Factors

Risk of Investing in China

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including: (i) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; (ii) currency devaluations and other currency exchange rate fluctuations or blockage; (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) limitations on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by any potential regional territorial conflicts or natural disasters; (x) the risk of increased trade tariffs, embargoes and other trade limitations; and (xi) custody risks. In addition, there is substantially less publicly-available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Funds. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

The Chinese securities markets are characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Because the Chinese government exercises significant control over China’s economic growth, the Chinese securities markets may be particularly subject to change based on governmental policy, which could adversely affect the value,

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liquidity and volatility of the Funds’ investments. The laws, regulations, government policies and political and economic climate in China may change with little or no advance notice. Additionally, the securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size and experience less liquidity and greater volatility than markets in the United States and some other countries. Securities trading in China may be subject to trading halts with little or no information regarding the reason for the trading halt. Trading halts may affect the liquidity of the Funds’ holdings in Chinese securities, and may require such securities to be fair valued. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China generally are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are changing and undergoing further development, which may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying relevant regulations.

Special Risk Considerations Relating to the Funds’ Investments in RMB Securities

•	Availability of RMB Securities. Subject to minor exceptions, under current Chinese regulations, an RQFII or QFII license and RMB Securities quota are required to invest in RMB Securities. Therefore, each Fund’s investment in RMB Securities is limited to the RMB Securities quota obtained by the Sub-Adviser in its capacity as RQFII or QFII on behalf of the Fund. The ability of the Funds to achieve their investment objectives is dependent on the continuous availability of RMB Securities and the Sub-Adviser’s ability to obtain sufficient QFII/RQFII quota on behalf of the Funds to invest in such securities. The QFII and RQFII programs are an exception to Chinese laws restricting foreign investment in RMB Securities. The RQFII rules were only recently announced and are novel. Chinese regulators may alter or eliminate the QFII and RQFII programs at any time. Should the securities quota obtained for the Funds be or become inadequate to meet its investment needs, or if the Sub-Adviser is unable to maintain its RQFII or QFII status, the Funds are expected to be adversely affected. In addition, the Funds’ securities quota may be reduced or revoked by the Chinese regulators if, among other things, the Funds fail to use its quota within a limited period of time or the Sub-Adviser fails to observe applicable Chinese regulations. Under such circumstances, the Funds could be required to dispose of their holdings in RMB Securities at an inopportune time. In addition, the Chinese securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. Because restrictions continue to exist and capital therefore cannot flow freely into the RMB Securities market, it is possible that in the event of a market disruption, the liquidity of the RMB Securities market and trading prices of the RMB Securities market could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Funds cannot predict the nature or duration of such a market disruption or the impact that it may have on the RMB Securities market and the short-term and long-term prospects of their investments in RMB Securities. In extreme circumstances beyond the control of the Funds, a Fund may incur significant losses due to limited investment capabilities, including based on investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades.
•	Chinese Credit Rating Risk (Bond Fund only). The fixed income RMB Securities held by the Bond Fund will be rated by Chinese ratings agencies (and not by U.S. entities, such as nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies.
•	Custody Risk. In accordance with Chinese regulations and the terms of the RQFII or QFII license, RMB Securities are held in the joint names of each Fund and the Sub-Adviser with a Chinese sub-custodian. The sub-custodian maintains the Funds’ investments in RMB Securities in China to ensure their compliance with applicable Chinese rules and regulations. HSBC Bank (China) Company Limited serves as the Funds’ sub-custodian in mainland China, and HSBC Ltd. serves as the Funds’ sub-custodian in Hong Kong. The majority of RMB Securities held by the Funds are held in mainland China through an account with HSBC Bank (China) Company Limited. Other RMB Securities are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited, China Central Depository and Clearing Corporation Limited and/or Shanghai Clearing House. Sub-custodian fees are paid by the Funds. While the Sub-Adviser may not use the accounts with a Chinese sub-custodian for any purpose other than for maintaining the Funds’ assets, the Funds’ assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the names of the Funds. There is a risk that creditors of the Sub-Adviser may assert that the RMB Securities are owned by the Sub-Adviser and that regulatory actions taken against the Sub-Adviser by Chinese government authorities may affect the Funds.
•	Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in RMB Securities could result in unexpected tax liabilities for the Funds. There is at present no direct authority on the application of these taxes to an RQFII. China’s rules for taxation of RQFIIs are evolving and tax regulations to clarify the subject matter may apply retrospectively, even if such regulations are adverse to the Funds and their shareholders. If China begins applying tax rules regarding the taxation of income from RMB Securities to RQFIIs and/or begins collecting capital gains taxes on such investments, the Funds could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on a Fund’s return could be substantial. In addition, to the extent the Funds invest in swaps
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and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in RMB Securities and may be subject to special U.S. federal income tax rules that could adversely affect the Funds. A Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements, which may further cause these investments to be less efficient than a direct investment.

•	RMB Currency Risk. Foreign (non-U.S.) currencies, such as the RMB, may decline in value relative to the U.S. dollar, adversely affecting the value of the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies. In addition, economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls, which may impact the ability of the Funds to buy, sell or otherwise transfer securities or currency, limit the Funds’ ability to pay redemptions, and/or cause the Funds to decline in value. Although the RMB is not freely convertible, repatriations by RQFIIs are permitted daily and Chinese authorities have indicated their plans to move to a freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future. The Funds may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing RMB Securities, which may result in the Funds missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag, hindering the Funds’ performance. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact a Fund’s returns.
•	Investing through the Shanghai-Hong Kong Stock Connect Program. The Funds may invest in eligible China A-shares through Stock Connect. Stock Connect participants are subject to daily and aggregate investment quotas, and an investor may not purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the Shanghai and Hong Kong Stock Exchanges are open. Additionally, a Fund’s investment in China A-shares through Stock Connect is generally subject to Chinese securities regulations and exchange listing rules, among other restrictions. For these reasons, the Funds may be restricted in their ability to invest in China A-shares through Stock Connect. Only certain China A-shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect.

Stock Connect is in its initial stages, and there can be no assurance as to whether or how any future developments may restrict or affect the Funds’ investments or returns, or that both the Shanghai and Hong Kong Stock Exchanges will continue to support the Stock Connect program in the future. The Funds’ investment in China A-shares through Stock Connect may not be covered by the securities investor protection programs of either exchange and, without such protection, will be subject to the risk of default by the broker. In addition, the application and interpretation of Chinese laws and regulations, and the rules, policies or guidelines published or applied by relevant regulators and exchanges with respect to the Stock Connect program, are uncertain, and they may have a detrimental effect on the Funds’ investments and returns. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Foreign (Non-U.S.) Investment Risk

Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

To the extent a Fund invests in emerging market securities, the risks associated with foreign (non-U.S.) investment risk may be particularly high. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Geographic Concentration Risk

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. Because the Funds focus on a single country (China), they are more exposed to that country’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with more geographically diversified funds. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events.

Equity Risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

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Market Risk

Overall equity market risk, including volatility, may affect the value of individual instruments in which the Funds invest. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Small-Cap and Mid-Cap Risk

The risk that the value of securities issued by small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Small capitalization companies may be in the early stages of development and have limited product lines, markets or financial resources and may depend on the expertise of a few people. In addition, small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. Since equity securities of small capitalization companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell the securities of such companies at an advantageous time or price.

Fixed Income Securities Risk (Bond Fund only)

Fixed income securities are subject to interest rate risk, call risk, credit risk, prepayment and extension risk and liquidity risk, which are more fully described below.

•	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.
•	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Bond Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
•	Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.
•	Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Bond Fund’s sensitivity to rising rates and its potential for price declines.
•	Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Bond Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Bond Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Bond Fund will be required to hold the security or keep the position open, and it could incur losses.

High-Yield Securities (“Junk Bonds”) Risk (Bond Fund only)

High-yield securities or “junk bonds” are fixed income securities rated below investment grade. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Investment Companies and Exchange-Traded Funds (“ETFs”) Risk

When a Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. In addition, the risk of owning shares of another investment company or an ETF generally reflects the risks of owning

13

the underlying investments such investment company or ETF holds. A Fund also will incur brokerage costs when it purchases and sells ETFs. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

Liquidity Risk

The Funds are subject to liquidity risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives (e.g., swap contracts), structured notes, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Price Volatility Risk

Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer. An investment with a higher price volatility is more likely to have greater price swings over shorter time periods than an investment with lower price volatility. To the extent a Fund holds volatile investments, the value of the Fund may be more volatile itself, going up or down rapidly or unpredictably.

Management Risk

The net asset value of the Funds change daily based on the performance of the securities and derivatives in which they invest. The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which a Fund invests may prove to be incorrect and may not produce the desired results.

Issuer-Specific Risk

The value of a specific security or option can be more volatile than the market as a whole and may perform worse than the market as a whole.

Limited History of Operations

The Funds have a limited history of operation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code that do not apply to the adviser’s management of individual and institutional accounts. As a result, investors cannot judge likely mutual fund performance of the adviser by its track record of managing non-mutual fund assets. The adviser may not achieve its intended result in managing the Funds.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-888-292-8490.

Changes to Investment Policies

In accordance with Rule 35d-1 under the 1940 Act, each Fund has adopted an investment policy that it will normally invest at least 80% of its assets in the type of investments suggested by the Fund’s name. This policy is applied at the time of investment. The 80% investment policy of a Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

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MANAGEMENT

Investment Adviser and Sub-Adviser

Anfield Capital Management, LLC serves as the Adviser to the Funds. Its principal place of business is 4695 MacArthur Court, Suite 430, Newport Beach, CA 92660. Anfield was founded in 2009 and has approximately $75 million in assets under management.

The Adviser has entered into an investment advisory agreement with the Funds, whereby the Adviser is entitled to receive an annual fee equal to 1.10% of the Stock Fund’s average daily net assets and 0.75% of the Bond Fund’s average daily net assets. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Anfield has entered into a sub-advisory agreement with E Fund to serve as the Funds’ Sub-Adviser. Anfield pays the sub-advisory fees from its advisory fee. Subject to oversight by Anfield, E Fund is responsible for managing each Fund’s investment portfolio according to the Fund’s investment objectives, policies and restrictions. E Fund’s principal place of business is Suites 3501-02, 35/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. E Fund was established in August 2008 and provides investment advisory services to SEC-registered investment companies, including ETFs, and discretionary investment management, investment advisory and related support services to a wide-range of non-US institutional clients.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreement will be available in the Funds’ first annual or semi-annual shareholder report.

Expense Limitation Agreement

The Adviser has contractually agreed to reduce each Fund’s fees and/or absorb expenses of the Fund until at least November 28, 2016 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.85%, 2.60% and 1.60% of average daily net assets attributable to the Stock Fund’s Class A, Class C and Class I shares, respectively, and 1.50%, 2.25% and 1.25% of average daily net assets attributable to the Bond Fund’s Class A, Class C and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Portfolio Managers

Qiang (David) Zhang

David Zhang serves as co-portfolio manager of the Funds. Mr. Zhang is a Managing Director and Head of U.S. for E Fund. Before joining E Fund in 2014, Mr. Zhang served as Deputy CEO of Bosera Asset Management (International), managing Bosera’s Hong Kong office. He joined Bosera in June 2009 as a portfolio manager and served as Deputy Head of Bosera’s fixed income department, where he oversaw the firm’s Qualified Foreign Institutional Investor and Qualified Domestic Institutional Investor fixed income investments. Prior to joining Bosera, Mr. Zhang held positions at DB Advisors, Citi Fixed Income Alternatives, and PIMCO. He received a Masters in Financial Engineering from U.C. Berkeley in 2001.

Shan Luo

Shan Luo serves as co-portfolio manager of the Stock Fund. Mr. Luo joined E Fund in 2012 and serves as the Vice General Manager of Department of Quantitative Investment and Portfolio Manager. Prior to joining E Fund, he was the Vice General Manager of Department of Asset Management of Essence Securities from 2010 to 2012, and the Vice CEO of Minmetals Securities from 2009 to 2010. Mr. Luo holds a Bachelors degree in Physics from the University of Science and Technology of China and a Masters degree and Ph.D. in Astrophysics from the University of Texas-Austin.

Jeffrey Qi

Jeffrey Qi serves as co-portfolio manager of the Bond Fund. Mr Qi is a Portfolio Manager of E Fund. Prior to joining E Fund in 2014, he served as a portfolio manager at Shenyin Wanguo Asset Management (Asia) Limited from 2012 to 2014, and served as the Fixed Income Assistant Investment Manager in Shenyin Wanguo Securities Co., Limited from 2010 to 2012. He holds a Bachelors degree in Physics from Fudan University in Shanghai, and a Masters in Applied Economics on Financial Engineering from the Shanghai University of Finance and Economics.

Sabrina Wang Xiaochen

Sabrina Wang Xiaochen serves as co-portfolio manager of the Bond Fund. Ms. Xiaochen joined E Fund in 2003, where she currently serves as an Assistant Portfolio Manager. Ms. Xiaochen previously served as a trader at E Fund’s central dealing desk from 2003 to 2006 and head fixed income trader from 2006 to 2011. She holds a Bachelors degree in Finance from Fudan University in Shanghai.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of the Funds’ shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets - liabilities)/number of shares = NAV). The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

The Funds’ assets will be valued daily pursuant to Valuation Procedures adopted by the Board of Trustees in accordance with the 1940 Act. U.S.-listed securities are generally valued each day at the last quoted sales price on each security’s primary exchange. Securities traded on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the last bid and ask price on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with the Valuation Procedures. In these cases, each Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. The Adviser and Sub-Adviser anticipate that a majority of the Funds’ assets will be valued using market information supplied by third party service providers. This is a fair value methodology. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may differ materially than the value that could be realized if the security were sold. The fair value prices can differ from market prices when they become available or when a price becomes available. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that either of the Funds may assign to the same security. Prices of foreign (non-U.S.) securities quoted in foreign (non-U.S.) currencies are translated into U.S. dollars at current rates.

To the extent that a Fund’s assets are traded in other markets on days when the Fund is not open for business, the value of such Fund’s assets may be affected on those days. In addition, trading in some of a Fund’s assets may not occur on days when the Fund is open for business. Arbitrage opportunities may exist when trading in a security or securities is halted and does not resume before a Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the NAV of either of the Funds by short-term traders. Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

With respect to any portion of a Fund’s assets that are invested in one or more mutual funds, the Fund’s NAV is calculated based upon the NAVs of those funds, and the prospectuses for those funds explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by each Fund: Class A, Class C and Class I. Each Fund offers these three classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below to help you make your investment decision. The main differences between each class are sales charges, ongoing fees and minimum investment requirements. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. For information on ongoing distribution fees, see the section entitled Distribution Fees in this Prospectus. Each class of shares in each Fund represents an interest in the same portfolio of investments within each Fund. There is no investment minimum on reinvested distributions, and each Fund may change investment minimums at any time. Each Fund reserves the right to waive sales charges, as described below. Each Fund and the Adviser may each waive investment minimums at their individual discretion. All share classes may not be available for purchase in all states.

Class A

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of average daily net assets. The minimum initial investment in Class A shares of each Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of each Fund is $500 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the Adviser’s discretion, apply to your purchases of Class A shares of each Fund:

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Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above(2)	0.00%	0.00%	See below
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases equal to or greater than $1 million but less than $3 million, 0.50% on amounts equal to or greater than $3 million but less than $5 million, and 0.25% on amounts equal to or greater than $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of each Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Waiver of Contingent Deferred Sales Charges” below.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of each Fund are held as follows and cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize each Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, each Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of such Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

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Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•        Current and retired directors and officers of any Fund sponsored by the Adviser, Sub-Adviser or any of their subsidiaries, and their families (e.g., spouse, children, mother or father).

•        Employees of the Adviser and Sub-Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•        Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of a Fund’s shares and their immediate families.

•        Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

•        Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•        Institutional investors (which may include bank trust departments and registered investment advisers).

•        Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

•        Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•        Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

•        Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares.

•	Any purchases by clients of the Adviser or Sub-Adviser or purchases referred through the Adviser or Sub-Adviser.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Class C

Class C shares of each Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Additionally, you normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. See “Waiver of Contingent Deferred Sales Charges” below. The minimum initial investment in Class C shares of each Fund is $2,500. The minimum subsequent investment in Class C shares of each Fund is $500.

Years Since Purchase Payment was Made	Dealer Reallowance
First	1.00%
Thereafter	0.00%

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•        Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•        For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If a Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•        CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.
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The following example illustrates the operation of the Class C CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Waiver of Contingent Deferred Sales Charges

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. The CDSC applicable to Class A and Class C shares is currently waived for:

•	Any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C shares.
•	Any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan.
•	Any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.
•	Any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares.
•	Any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA.
•	Up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan.
•	Redemptions by Trustees, officers and employees of any of the Trust and by directors, officers and employees of the Distributor, the Adviser, the Sub-Adviser or their affiliates.
•	Redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus.
•	Involuntary redemptions caused by operation of law.
•	Redemptions of shares of a Fund that is combined with another investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction.
•	Redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases.
•	Redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases.
•	Redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution.
•	A redemption by a holder of Class A shares who purchased $1,000,000 or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor.
•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees).
•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

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Exempt Transactions; No CDSCs or Payments to Brokers

Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees.
•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

Class I

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of a Fund. Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $1,000.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.
•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.

•        Clients of the Adviser or Sub-Adviser or purchases referred through the Adviser or Sub-Adviser.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

Factors to Consider When Choosing a Share Class: When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund’s expenses over time in the Fees and Expenses of each Fund section for each Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express/Overnight Mail
E Fund China A Enhanced Equity Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

-or-

Regular/Express/Overnight Mail
E Fund RQFII China Total Return Bond Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, each Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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Purchase through Brokers: You may invest in either Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call 1-888-292-8490 for wiring instructions and to notify the respective Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by the respective Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in either Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the respective Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-888-292-8490 for more information about the respective Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment for Class A and Class C shares is $2,500. The minimum initial investment for Class I shares is $100,000. The minimum additional investment for Class A and Class C shares is $500, and the minimum additional investment for Class I shares is $1,000. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from either Fund. Each Fund reserves the right to waive or change any investment minimum requirement. These minimum investment requirements do not apply to investors who purchase shares through certain advisory programs offered by financial intermediaries. Investors purchasing shares through these programs should consult their financial intermediary for information about any minimum investment requirements.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to either the “E Fund China A Enhanced Equity Fund” or the “E Fund RQFII China Total Return Bond Fund.” The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the respective Fund receives your application or request in good order. All requests received in good order by each Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

•        the name of a Fund;

•        the dollar amount of shares to be purchased;

•        a completed purchase application or investment stub; and

•	check payable to the “E Fund China A Enhanced Equity Fund” or the “E Fund RQFII China Total Return Bond Fund.”

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-888-292-8490 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

21

HOW TO REDEEM SHARES

Redeeming Shares: If you hold shares directly through an account with a Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail

E Fund China A Enhanced Equity Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

-or-

Regular/Express/Overnight Mail
E Fund RQFII China Total Return Bond Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the applicable Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-292-8490. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither a Fund, its transfer agent, nor its respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the applicable Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. Each Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in either Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the respective Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-888-292-8490 for more information about the respective Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the respective Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

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Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•        The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•        The request must identify your account number;

•        The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees : If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the respective Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•        you request a redemption to be made payable to a person not on record with the applicable Fund;

•        you request that a redemption be mailed to an address other than that on record with the applicable Fund;

•        the proceeds of a requested redemption exceed $50,000;

•        any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,000 ($1,000 for retirement accounts), a Fund may notify you that, unless the account is brought up to at least $2,000 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 ($1,000 for retirement accounts) due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm the respective Fund’s shareholders by disrupting that Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. Each Fund currently uses several methods to reduce the risk of market timing. These methods include:

•        Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”;

•        Rejecting or limiting specific purchase requests; and

•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the respective Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

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Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the respective Fund’s Market Timing Trading Policy to their customers who invest indirectly in the respective Fund, each Fund is limited in its ability to monitor the trading activity or enforce the respective Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions: Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less.

The Stock Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. The Bond Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December. Both types of distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.

Taxes: The following information is a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds. Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts).

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains. Such dividends and distributions also may be subject to state or local taxes.

Income Dividends and Capital Gains: Fund income dividends (e.g., distributions of investment income) are generally taxable to shareholders as ordinary income.

Federal taxes on Fund distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year generally will be taxable to shareholders as long-term capital gains. Distributions of gains from investments that a Fund owned for one year or less are short-term capital gains and generally will be taxable as ordinary income.

The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. You may qualify for an offsetting tax credit or tax deduction under U.S. tax laws for any amount designated as your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax adviser for further information.

Fund dividends and distributions are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to you, the distribution is still taxable even though you did not participate in these gains. You can avoid this, if you choose, by investing soon after a Fund has made a distribution.

Non-U.S. Persons: Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications: Each year, the Funds will notify shareholders of the tax status of dividends and distributions. For more information, see the SAI under “TAX STATUS.”

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), is the distributor for the shares of each Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund are offered on a continuous basis.

Distribution Fees: Each class of shares of the Funds, other than Class I shares, has adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which each Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and up to 1.00% of the Fund’s average daily net assets attributable to Class C shares.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Adviser, the Distributor and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries in connection with the sale or retention of Fund shares, including affiliates of the Adviser. Financial intermediaries include brokers, dealers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that promote the sale of Fund shares, provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The level of payments made to financial intermediaries in any given year will vary.

To the extent permitted by Securities and Exchange Commission and FINRA rules and other applicable laws and regulations, the Adviser, the Distributor and their affiliates may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Adviser’s, the Distributor’s or their affiliates’ discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, each Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call1-888-292-8490 on days the respective Fund is open for business or contact your financial institution. Each Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Funds have only recently commenced investment operations, no financial highlights are available for either Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

  Social Security number and income
  Account transactions and transaction history
  Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share
Questions?	Call 1-402-895-1600

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What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

  open an account or give us contact information
  provide account information or give us your income information make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  sharing for affiliates’ everyday business purposes – information about your creditworthiness affiliates from using your information to market to you
  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. Two Roads Shared Trust does not jointly market.

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E Fund China A Enhanced Equity Fund

E Fund RQFII China Total Return Bond Fund

Adviser	Anfield Capital Management, LLC 4695 MacArthur Court, Suite 430 Newport Beach, CA 92660	Independent Registered Public Accounting Firm	McGladrey LLP 555 17th Street, Suite 1000 Denver, CO 80202
Sub-Adviser	E Fund Management (Hong Kong) Co., Limited Suites 3501-02, 35/F Two International Finance Centre 8 Finance Street, Central, Hong Kong	Legal Counsel	Dechert LLP 2010 Main Street, Suite 500 Irvine, CA 92614
Custodian	The Bank of New York Mellon One Wall Street New York, New York 10286	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130

Additional information about each Fund is included in the Funds’ SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about each Fund’s policies and management. Additional information about each Fund’s investments will also be available in the respective Fund’s Annual and Semi-Annual Reports to Shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about a Fund, or to make shareholder inquiries about a Fund, please call 1-888-292-8490. You may also write to:

E Fund China A Enhanced Equity Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

-or-

E Fund RQFII China Total Return Bond Fund
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

You may review and obtain copies of each Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22718